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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


                  We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 25, 2002, relating to the consolidated financial statements and financial statement schedule which appears in Southwest Bancorporation of Texas, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.



                                          PricewaterhouseCoopers LLP


Houston, Texas
May 6, 2002